UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2024

Astria Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Suite 1400
Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 30, 2024, Astria Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Evercore Group L.L.C., as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), relating to an underwritten offering (the “Offering”) of 10,340,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). All of the Shares will be sold by the Company. The offering price of the Shares is $12.09 per share. The Underwriters will purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $11.3646 per share.

The Company expects to receive net proceeds from the Offering of approximately $117.1 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Company plans to use the net proceeds from the Offering for research and development activities, including clinical development of its lead product candidate, STAR-0215, and preclinical and clinical development of its recently in-licensed second product candidate, STAR-0310, and for working capital and other general corporate purposes.

The Offering was made, and the Shares will be issued, pursuant to the Company’s registration statement on Form S-3, as amended (File No. 333-276057), which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 29, 2023 (the “Registration Statement”), a base prospectus dated December 29, 2023 and a related prospectus supplement dated January 30, 2024. The closing of the Offering is expected to take place on or about February 1, 2024, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the agreement and may be subject to limitations agreed upon by the contracting parties. Subject to certain exceptions, the Company and each of the Company’s directors and executive officers has agreed not to offer, sell, pledge or otherwise dispose of any Common Stock and other of the Company’s securities that they beneficially own, including securities that are convertible into shares of Common Stock and securities that are exchangeable or exercisable for shares of Common Stock for 45 days after January 30, 2024, in each case, without first obtaining the written consent of the Representatives.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The legal opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01.	Other Events.

On January 30, 2024, the Company issued a press release announcing the pricing of the Offering. The full text of the press release issued in connection with this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Cash Runway

Based upon the Company’s current operating plan, the Company estimates that the net proceeds from the Offering, together with the Company’s existing cash, cash equivalents and short-term investments, will enable the Company to fund its operating expenses and capital expenditure requirements into mid-2027. The Company’s current operating plan includes the development of STAR-0215 and STAR-0310, including (i) for STAR-0215, support for all program activities through completion of a planned Phase 3 pivotal trial, and (ii) for STAR-0310, the anticipated submission of an investigational new drug application and the initiation and completion of the planned Phase 1a clinical trial of healthy subjects (and any related anticipated milestone payments under the Company’s license agreement with Ichnos Sciences SA and Ichnos Sciences Inc.). Our existing cash, cash equivalents and short-term investments, together with the net proceeds from the Offering, will not be sufficient to enable us to fund the completion of development of any of our product candidates, including STAR-0215, STAR-0310 or any future product candidate. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description
1.1	Underwriting Agreement, dated January 30, 2024, by and among Astria Therapeutics, Inc., Jefferies LLC and Evercore Group L.L.C.
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)
99.1	Press Release dated January 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the anticipated completion of the Offering, the expected net proceeds of the Offering, the Company’s current operating plan and the Company’s anticipated cash runway and the planned use of proceeds, among other things, statements containing the words “believes,” “anticipates,” “plans,” “expects,” “may” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks and uncertainties associated with market conditions, the satisfaction of customary closing conditions relating to the Offering and the Company’s intended use of proceeds, as well as uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of the Company’s product candidates, including STAR-0215 and STAR-0310; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products; availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the Company’s product candidates; and general economic and market conditions and other factors discussed in the “Risk Factors” section of the prospectus supplement and the accompanying base prospectus to the Registration Statement relating to this Offering, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 filed with SEC and in other filings that the Company may make with the SEC in the future. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRIA THERAPEUTICS, INC.

Date: January 31, 2024	By:	/s/ Ben Harshbarger
Ben Harshbarger
Chief Legal Officer